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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated November 10, 1999 accompanying the consolidated financial statements of Authoriszor Inc. included in Amendment No. 1 to the Registration
Statement No. 333-32816 on Form S-1, and the related Prospectus.

GRANT THORNTON

Leeds, England
May 18, 2000